                                 EXHIBIT 10 (C)

                                  COMMON SHARE
                                PURCHASE WARRANT

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES OR BLUE-SKY LAWS. THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY (A) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (B) TO A QUALIFIED INSTITUTIONAL BUYER IN ACCORDANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT, OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AFTER PROVIDING EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH OFFER AND SALE IS IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM REGISTRATION, OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT AND NO SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS HAVE BEEN COMPLIED WITH.

                         COMMON SHARE PURCHASE WARRANT

                             DENBURY RESOURCES INC.
           (Incorporated under the Canada Business Corporations Act)

         THIS WARRANT WILL BE VOID AND OF NO VALUE OR EFFECT UNLESS EXERCISED PRIOR TO 4:30 P.M. (CALGARY TIME) ON MAY 5, 2000

No.  2-N
                                                              Right to Purchase
                                                          150,000 Common Shares

                 THIS IS TO CERTIFY that, subject to the terms and conditions attached as Schedule "A" hereto which are incorporated herein by reference and made a part hereof, ING (U.S.) INVESTMENT CORPORATION is entitled to purchase at any time and from time to time up to 4:30 p.m. (Calgary time) on May 5, 2000 (the "Expiry Date") at the Dallas offices of Denbury Resources Inc. ("Corporation") at 17304 Preston Road, Suite 200, Dallas, TX, 75252 or such other office of the Corporation as the Corporation may provide notice of hereunder (or at such offices of a duly appointed transfer agent of the Corporation (the "Transfer Agent"), notice of which shall have been provided hereunder) the above-stated number of fully paid and non-assessable common shares ("Common Shares") without nominal or par value in the capital of the Corporation, as such shares were constituted on May 5, 1995 upon and subject to the terms and conditions hereinafter referred to, at a price per Common Share of $4.20 (Canadian funds), subject to adjustment as provided in this Warrant and Schedule "A" hereto.

                 Such right to purchase Common Shares in the capital of the Corporation may only be exercised by the holder hereof within the time hereinbefore set out by:

         a. duly completing, in the manner indicated, and executing the subscription form attached hereto,
         b. surrendering this Warrant to the Corporation at the aforesaid office together with a bank draft, certified check or cash payable to the order of the Corporation in the amount of the aggregate exercise price for the Common Shares subscribed for, and

         c. providing to the Corporation such additional documentation as it may reasonably require as evidence of compliance with all applicable securities laws.

                 This Warrant and such certified check or cash shall be deemed to be surrendered only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Corporation at the office referred to above (or to the Transfer Agent).

                 Upon such surrender, the person or persons in whose name or names the Common Shares so subscribed for are to be issued shall, subject to the provisions of Subsection 3(f), be deemed for all purposes to be the holder or holders of record of such Common Shares and the Corporation covenants that it will, subject to the provisions of this Warrant, cause a certificate or certificates representing such Common Shares to be delivered or mailed to such person or persons forthwith at the address or addresses specified in such subscription form.

                 The holder of this Warrant may subscribe for and purchase any lesser number of whole Common Shares than the number of Common Shares purchasable under this Warrant and, in such event, shall be entitled to receive a new warrant in respect of the balance of the Common Shares purchasable under this Warrant not then subscribed for and purchased.

                 To the extent that this Warrant confers the right to purchase a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the holder to purchase a whole number of Common Shares. No fractional Common Shares will be issued nor consideration given in lieu thereof.

                 This Warrant and Schedule "A" hereto provides for the delivery of additional or fewer shares upon the exercise of the right of purchase hereby granted and the adjustment of the exercise price therefor in certain events therein set forth and also provides for the giving of notice by the Corporation prior to taking certain actions specified therein.

                 The holder of this Warrant may, at any time prior to the Expiry Date of the Warrants, upon surrender hereof to the Company or the Transfer Agent as referred to above and payment of such applicable transfer charges as may be required by the Corporation or Transfer Agent from time to time, exchange this Warrant for other Warrants entitling the holder to subscribe in the aggregate for the same number of Common Shares as is purchasable under this Warrant.

                 The holding of this Warrant shall not constitute the holder hereof a shareholder of the Corporation or entitle such holder to any right or interest in respect thereof except as herein expressly provided.

                 This Warrant and all rights hereunder or evidenced hereby may be transferred, in whole or in part, only upon compliance with the conditions attaching to this Warrant on the register kept at the offices of the Corporation, or of the Transfer Agent by the holder or his legal representatives or his attorney duly appointed by an instrument in writing in the form attached hereto and execution satisfactory to the Corporation and such transfer shall be duly noted thereon by the Corporation.

                 The Corporation and the Transfer Agent may deem and treat the holder of any Warrant as the absolute owner thereof for all purposes and the Corporation shall not be affected by any notice to the contrary.

                 The Corporation may at any time purchase in the open market, by private contract or otherwise, all or any portion of this Warrant on such terms and conditions as the Corporation and the holder of the Warrant to be purchased may mutually agree.

                 The Corporation covenants that so long as any Warrants remain outstanding:

a. It will send to the Warrantholder copies of all financial statements and other material furnished to the shareholders of the Corporation after the date of this certificate;

b. It will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition upon the exercise of the Warrants as provided for herein;

c. It will cause the Common Shares from time to time subscribed for pursuant to the exercise of this Warrant in the manner herein provided to be duly issued and delivered in accordance with this Warrant and the terms hereof;

d. All of the Common Shares which shall be issued upon the exercise of this Warrant shall be issued as fully-paid and non-assessable;

e. It will use its reasonable best efforts to maintain the listing of the Common Shares which are outstanding on The Toronto Stock Exchange, or such other stock exchange in Canada or the United States on which the Common Shares of the Corporation may become listed;

f. It will use its reasonable best efforts to maintain its status as "reporting issuer" in good standing in the Province of Alberta and Ontario;

g. It will maintain a register at the offices of the Corporation or the Transfer Agent in which shall be entered the names and addresses of the holders of Warrants and particulars of Warrants held by them respectively, which register shall at all reasonable times be open for inspection by the holders of Warrants; and

h. Subject to the provisions hereof, the Corporation will carry on and conduct and will cause to be carried on and conducted its business in a proper and efficient manner and will cause to be kept proper books of account in accordance with generally accepted accounting practice, provided that the Corporation or any subsidiary of the Corporation may cease to operate or may dispose of any business, premises, property or operation if in the opinion of the directors or officers of the Corporation it would be advisable and in the best interests of the Corporation to do so. Subject to the provisions hereof, the Corporation will do or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence, provided that nothing herein contained shall prevent the amalgamation, consolidation, merger, sale, winding-up or liquidation of the Corporation or any subsidiary of the Corporation or the abandonment of any rights and franchises of the Corporation or any subsidiary of the Corporation if in the opinion of the directors or officers of the Corporation, it would be advisable and in the best interest of the Corporation or of such subsidiary of the Corporation to do so.

         In case the Warrant certificate shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue, certify and deliver a new Warrant certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated certificate, or in lieu of and in substitution for such lost, destroyed or stolen certificate, and the substituted certificate shall be in a form approved by the Corporation and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant certificates issued or to be issued hereunder.

         The applicant for the issue of a new certificate shall bear the cost of the issue thereof and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its sole and reasonable discretion, and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Corporation in its sole and reasonable discretion and shall pay the reasonable charges of the Corporation in connection therewith.

         The holding of this warrant certificate or the warrants represented hereby shall not constitute the Warrantholder a shareholder of the Corporation. On the date of exercise of the Warrant, the Warrantholder shall be deemed to be a shareholder of the Corporation.

         Time shall be of the essence hereof.

         This share purchase warrant shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

         IN WITNESS WHEREOF the Corporation has caused this warrant certificate to be issued by its duly authorized signatory this 27th day of August, 1996.


                                        DENBURY RESOURCES INC.


                                        Per:
                                            -----------------------------------
                                             Authorized Signatory

                                        Per:
                                            -----------------------------------
                                             Authorized Signatory

                              TRANSFER OF WARRANTS


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the transferee described below, all of the rights of the undersigned under the within Warrant with respect to ____________ Warrants of Denbury Resources Inc. registered in the name of the undersigned on the records of the Corporation represented by the within certificate,


Name:__________________________________________________________________________
                 (print clearly)

Address in full:_______________________________________________________________

_______________________________________________________________________________

and hereby irrevocably constitutes and appoints _______________________________ as agent and attorney in fact to transfer said Warrant(s) on the books of Denbury Resources Inc. with full power of substitution in the premises.

                                        DATED the ___day of __________, ______.



                                        -----------------------------------
                                        (Name)


                                        -----------------------------------
                                        (Signature of Warrantholder)


                                        -----------------------------------
                                        (Title of Signing Officer or Agent,
                                        if any)


                                        -----------------------------------
                                        (Address in full)

                                        -----------------------------------

                                        -----------------------------------
                                        (Tax Identification No.)

NOTE: THE ABOVE SIGNATURE MUST CORRESPOND EXACTLY WITH THE NAME ON THE FACE OF THE WITHIN WARRANT.

                               SUBSCRIPTION FORM

TO:      Denbury Resources Inc.
         17304 Preston Road, Suite 200
         Dallas, TX  75252

Dear Sirs:

         The undersigned holder of the within Warrant hereby exercises the right to purchase and hereby subscribes for __________ Common Shares without nominal or par value in the capital of DENBURY RESOURCES INC. at the subscription price per share and according to the terms of the within Warrant surrendered herewith according to the conditions thereof and herewith makes payment of the subscription price in full for the said number of Common Shares, by way of cash, bank draft or certified check.

         Please issue and deliver a certificate for the shares being purchased as follows:

         Name:_________________________________________________________________
                          (print clearly)
         Address in full:______________________________________________________

         ______________________________________________________________________

         Number of Common Shares:______________________________________________

         Total Subscription Price:  $_____________________

         Further Warrant required for balance of Common Shares purchaseable:

         ______________________________________________________________________

         DATED this ____ day of __________, ______.


                                        -----------------------------------
                                        Name

                                        -----------------------------------
                                        Signature (Signature of Warrantholder
                                        to be the same as appears on the face
                                        of the Warrant Certificate or with the
                                        name of the transferee appearing in the
                                        Transfer Form)

                                        -----------------------------------
                                        Title of Signing Officer or Agent
                                        (if any)

                                        ------------------------------------
                                        Print full address

                                        ------------------------------------

                                        -----------------------------------
                                        Tax Identification Number

              INSTRUCTIONS TO COMMON SHARE PURCHASE WARRANTHOLDERS

TO SUBSCRIBE:    The holder hereof may exercise his right to purchase Common
Shares of the Corporation by completing the above form and surrendering this Warrant certificate to the Corporation together with a certified check payable to the order of the Corporation for the subscription price of the Common Shares subscribed for, at its office at 17304 Preston Road, Suite 200, Dallas, TX 75252 or such other office of the Corporation that the Corporation may provide notice of hereunder, or at such offices of a duly appointed Transfer Agent of the Corporation, notice of which shall have been given to the Warrantholder. The rights of the holder hereof cease if this Warrant is not exercised prior to the Expiry Date.

         COMMON SHARES RECEIVED ON THE EXERCISE OF THE WARRANTS MAY BE SUBJECT TO A "HOLD PERIOD" UNDER APPLICABLE SECURITIES LAWS IF THE WARRANTS ARE EXERCISED PRIOR TO THE EXPIRATION OF THE STATUTORY "HOLD PERIOD" IMPOSED BY SUCH APPLICABLE SECURITIES LAWS AND CERTIFICATES, REPRESENTING SUCH COMMON SHARES MAY, IN SUCH CIRCUMSTANCES, BE ISSUED WITH A LEGEND TO REFLECT SUCH HOLD PERIOD.

         COMMON SHARES ISSUABLE UPON THE EXERCISE OF THE WARRANTS ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "U.S. SECURITIES ACT") AND IF THE HOLDER DETERMINES TO OFFER, SELL OR OTHERWISE TRANSFER THE COMMON SHARES ISSUABLE UPON EXERCISE OF THE WARRANT, SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ONLY PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT OR (A) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT (IF AVAILABLE), OR (B) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS.

  For your own protection it would be wise to register if forwarding by mail.

         The maximum number of Common Shares without nominal or par value for which you may subscribe is 150,000 Common Shares, subject to adjustment in accordance with the terms hereof.

         THE RIGHTS OF THE HOLDER HEREOF CEASE IF THIS WARRANT IS NOT EXERCISED ON OR PRIOR TO THE EXPIRY DATE. TO EXERCISE THIS WARRANT, THE HOLDER MUST DELIVER TO THE CORPORATION (OR TRANSFER AGENT) THE WARRANT, THE SUBSCRIPTION FORM AND SUCH CASH OR CERTIFIED CHECK OR BANK DRAFT AT THE OFFICE OF THE CORPORATION (OR TRANSFER AGENT), REFERRED TO ABOVE, ON OR PRIOR TO THE EXPIRY DATE.

TRANSFER:        This Warrant is transferable on the books of the Corporation upon completion of the required form of transfer and in accordance with the terms of the Warrants.

                      THIS IS SCHEDULE "A" REFERRED TO IN
                   THE ANNEXED COMMON SHARE PURCHASE WARRANTS
              ISSUED BY DENBURY RESOURCES INC. ON AUGUST 27, 1996

1.       Definitions

         In this Warrant,

         a. "Common Shares" means fully paid and non-assessable common shares of the Corporation as constituted on May 5, 1995 and,

                 i. except where the context hereof otherwise requires, includes Common Shares issued or to be issued in accordance with the exercise of Warrants hereunder; and

                 ii. includes for purposes of the adjustments required under Section 3, shares of any other class of stock now or hereafter issued by the Corporation if the holders of such shares participate pari passu with the holders of Common Shares as to dividends and distributions made by the Corporation;

         b. "Current Market Price" per share at any date means the weighted average price per share at which Common Shares have traded for the 20 consecutive trading days ended not less than 5 days immediately preceding the date in question on The Toronto Stock Exchange, or, if the Common Shares are listed on another stock exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the directors or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market. The weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on such exchange or market, as the case may be, during the said 20 days by the total number of Common Shares so sold. If such Common Shares are not listed or any stock exchange or traded on an over the counter market, the Current Market Price shall be determined in good faith by the directors of the Corporation;

         c. "Exercise Price" means $4.20 (Canadian funds), as may be adjusted from time to time in accordance with Section 3 hereof,, for each Common Share which may be issued from time to time upon the exercise of the rights contained in the Warrants to purchase Common Shares in accordance with the provisions hereof;

         d.      "Expiry Date" means May 5, 2000;

         e.      "Expiry Time" means 4:30 p.m. (Calgary time) on the Expiry
                 Date;

         f. "Warrants" means the common share purchase warrants of the Corporation issued hereunder and for the time being outstanding; and

         g. "Warrantholder" or "holder" means the holder of a warrant hereunder.

2.       Weekends and Holidays

                 If the date for the taking of any action under this Warrant expires on a Saturday, Sunday or a legal holiday, in the Province of Alberta, such action may be taken on the next succeeding business day with the same force and effect as if taken within the period for the taking of such action.

3.       Adjustment of Exercise Price, etc.

         The purchase rights in effect at any date attaching to the Warrants shall be subject to adjustment from time to time as follows:

         a. if and whenever at any time from the date hereof and prior to the Expiry Time, the Corporation shall:

                 i. subdivide, redivide or change its outstanding Common Shares into a greater number of shares;

                 ii. reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares; or

                 iii. issue Common Shares or securities convertible or exchangeable into Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

                 the Exercise Price in effect on the effective date of such subdivision, redivision, change, reduction, combination or consolidation or on the record date for such issue of Common Shares or securities convertible or exchangeable into Common Shares by way of a stock dividend, as the case may be, shall be adjusted immediately after such effective date or record date, as the case may be, so that it shall equal the price determined by multiplying the Exercise Price in effect on such date by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such date and the denominator shall be the total number of Common Shares outstanding immediately after such date (including, in the case where securities convertible into or exchangeable for Common Shares are issued, the number of Common Shares that would have been outstanding had such securities been converted into or exchanged for Common Shares on such record date).
                 Such adjustment shall be made successively whenever any event referred to in this Subsection shall occur and any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares, or securities convertible into Common Shares, under Subsections a, c and d of this Section 3. To the extent that any such securities convertible into or exchangeable for Common Shares are not converted into or exchanged for Common Shares prior to the expiration of the conversion or exchange right, the Exercise Price shall be readjusted effective as at the date of such expiration to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued on the exercise of such conversion or exchange right;

         b. upon any adjustment of the Exercise Price pursuant to Subsection 3(a) and 3(c), the number of Common Shares purchasable under each Warrant shall contemporaneously be adjusted by multiplying the number of Common Shares theretofore purchasable on the exercise thereof by a fraction of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment;

         c. if and whenever at any time from the date hereof and prior to the Expiry Time the Corporation shall fix a record date for the issuance of rights, options or warrants (other than the Warrants) to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than forty-five (45) days after such record date, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than 92.5% of the Current Market Price on such record date, the Exercise Price in effect on such record date shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible securities so offered are convertible or exchangeable). Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number and aggregate price of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be;

         d. if and whenever at any time from the date hereof and prior to the Expiry Time the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of:

                 i. shares of any class other than Common Shares (or other securities convertible into or exchangeable for Common Shares); or

                 ii. rights, options or warrants (other than the Warrants) excluding (i) those referred to in Subsection c of this Section 3, and (ii) those referred to in Subsection c of this Section 3 but exercisable at a price per share (or having a conversion or exchange price per share) not less than 92.5% of the Current Market Price; or

                 iii.     evidences of its indebtedness; or

                 iv.      assets (including shares of other corporations);

                 then, in each such case, the Exercise Price in effect on such record date shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the aggregate fair market value (as determined by the directors of the Corporation acting reasonably and in good faith, which determination shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share. Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be;

         e. if and whenever at any time from the date hereof and prior to the Expiry Time, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in Subsection a of this Section 3 or a consolidation, amalgamation or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised his right of purchase prior to the effective date of such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for by him but for the same aggregate consideration payable therefor, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares so subscribed for. To give effect to or to evidence the provisions of this subsection, the Corporation shall or shall impose upon its successor or such purchasing body corporate, partnership, trust or other entity, as the case may be, prior to or contemporaneously with any such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, an agreement or undertaking which shall provide, to the extent possible, for the application of the provisions set forth in this Warrant with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Warrant shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of his purchase rights thereafter. Any agreement or undertaking entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 3 and which shall apply to successive reclassifications, reorganizations, amalgamations, consolidations, mergers, sales or conveyances;

         f. in any case in which this Section 3 shall require that an adjustment shall become effective immediately after a record date or closing date, as the case may be, for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Warrant exercising his purchase rights after such record date and before the occurrence of such event the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the date of exercise or such later date as such holder would, but for the provisions of this Subsection f, have become the holder of record of such additional Common Shares pursuant to the Warrants;

         g. the adjustments provided for in this Section in the Exercise Price and in the number and classes of shares which are to be received on the exercise of Warrants, are cumulative. After any adjustment pursuant to this Section, the term "Common Shares" where used in this Warrant shall be interpreted to mean shares of any class or classes which, as a result of all prior adjustments pursuant to this Section, the Warrantholder is entitled to receive upon the exercise of his Warrant, and the number of Common Shares indicated in any subscription made pursuant to a Warrant shall be interpreted to mean the number of shares of all classes which, as a result of all prior adjustments pursuant to this Section, a Warrantholder is entitled to receive upon the full exercise of a Warrant entitling the holder thereof to purchase the number of Common Shares so indicated;

         h. all shares of any class which a Warrantholder is at the time in question entitled to receive on the full exercise of his Warrant, whether or not as a result of adjustments made pursuant to this Section, shall, for the purposes of the interpretation of this Warrant, be deemed to be shares which such Warrantholder is entitled to purchase pursuant to such Warrant;

         i. in the event of any question arising with respect to the adjustments provided for in this Section 3, such question shall be conclusively determined by a national accounting firm mutually acceptable to the Corporation and the Warrantholder, which may be the Corporation's auditors, which accounting firm shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, all Warrantholders and all other persons in interest;

         j. anything in this Section 3 to the contrary notwithstanding, no adjustment shall be made in the Exercise Price unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect, but in such case any adjustment that would otherwise have been required then to be made shall be carried forward and taken into account in any subsequent adjustment in the Exercise Price. In case the Common Shares at any time outstanding shall, prior to the Expiry Time, be subdivided or redivided into a greater number of Common Shares or reduced, combined or consolidated into a lesser number of Common Shares, the minimum adjustment aforesaid and any adjustment carried forward as aforesaid shall thereupon be itself adjusted to such amount which shall bear the same relation to the minimum adjustment established immediately prior to such event as the total number of Common Shares outstanding immediately prior thereto shall bear to the total number of Common Shares outstanding immediately after such event. Any such minimum adjustment so established shall continue in effect until the same shall again be changed as herein provided;

         k. notwithstanding anything contained in this Section 3, no adjustment shall be made in the Exercise Price or in the number and classes of shares which are to be received on exercise of Warrants if the issue of Common Shares is being made pursuant to this Warrant or pursuant to any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Corporation;

         l. no adjustment in the Exercise Price or the number of Common Shares purchaseable upon the exercise of this Warrant need made under Subsection 3(c) if, subject to the prior written consent of The Toronto Stock Exchange, the Corporation issues or distributes to the Warrantholder the rights, options, or warrants referred to in such Subsection 3(c) which the Warrantholder would have been entitled to receive had this Warrant been exercised prior to the happening of such event or the record date with respect thereto;

         m. in case the Corporation shall take any action affecting the Common Shares other than action described in this Section 3, which in the opinion of the directors of the Corporation would materially affect the rights of the Warrantholder, the Exercise Price and/or the number of Common Shares which may be acquired upon exercise of a Warrant shall be adjusted by action of the directors in such manner and at such time, in their sole discretion, as they may determine to be equitable in the circumstances, provided that no such adjustment will be made unless prior approval of all stock exchanges on which the Common Shares are listed (including The Toronto Stock Exchange if the Common Shares have been listed thereon within the 12 month period prior to the date of the action requiring adjustment) for trading has been obtained. Failure of the directors to make such an adjustment shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

4.               Proceedings Prior to any Action Requiring Adjustment

                 As a condition precedent to the taking of any action which would require an adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exercise Price and the number and classes of shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

5.               Certificate of Adjustment

                 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 3, deliver a certificate of the Corporation to a Warrantholder specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Notwithstanding the foregoing, if the Corporation has given notice under Section 6 covering all the relevant facts in respect of such event, no such notice need be given under this Section 5.

6.               Notice of Special Matters

                 The Corporation covenants that so long as any Warrant remains outstanding, it will give notice to the Warrantholder of its intention to fix a record date or closing date, as the case may be, for any event referred to in Subsections a, c or d of Section 3 (other than the subdivision, redivision, change in number, reduction, combination or consolidation of its Common Shares) which may give rise to an adjustment in the Exercise Price, or its intention to take any action described in Subsection (e) of Section 3 and, in each case, such notice shall specify the particulars of such event and the record date and/or the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given in each case not less than fourteen (14) days prior to such applicable record date, closing date or effective date.

7.               No Action after Notice

                 The Corporation covenants with the Warrantholder that it will not close its transfer books or take any other corporate action which might deprive the holder of a Warrant of the opportunity of exercising his right of purchase pursuant thereto during the period of fourteen (14) days after the giving of the notices set forth in Sections 5 and 6.

8.               Notices

         a.      Notice to Corporation

                 Any notice to the Corporation under the provisions of this Warrant shall be valid and effective if delivered to or if given by registered letter, postage prepaid, addressed to the Corporation at 17304 Preston Road, Suite 200, Dallas, TX 75252
                 Attention: President, and shall be deemed to have been effectively given on the date of delivery or, if mailed, 5 days after actual posting of the notice. The Corporation may from time to time notify the Warrantholders in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Indenture.

         b.      Notice to Warrantholders

                 Any notice to Warrantholders under the provisions of this Warrant shall be valid and effective if sent by telecopier through electronic means, or letter or circular through the ordinary post addressed to such holders at their post office addresses appearing on the register of Warrantholders and shall be deemed to have been effectively given on the date of delivery or, if mailed, five days following actual posting of notice.